UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 30, 2015

Internap Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31989 (Commission File Number)	91-2145721 (IRS Employer Identification Number

One Ravinia Drive, Suite 1300, Atlanta, Georgia (Address of Principal Executive Offices)	30346 (Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

Item 1.01.         Entry into a Material Definitive Agreement.

First Amendment to Credit Agreement

As of October 30, 2015, Internap Corporation (the “Company”), the lenders party thereto (the “Lenders”) and Jefferies Finance LLC, as Administrative Agent (the “Administrative Agent”), and as consented to by guarantor parties thereto, entered into a First Amendment to Credit Agreement (the “First Amendment”). The First Amendment amends the Credit Agreement, dated as of November 26, 2013 (the “Credit Agreement”), among the Company, the Lenders and the Administrative Agent, by removing from the definition of “change in control” the alleged “dead hand proxy put” provision whereby certain changes in the composition of the Company’s board of directors would have constituted a change of control and thereby an event of default under the Credit Agreement.

The Company and its subsidiaries from time to time have had, and may continue to have, various commercial, lending or other relationships with the Lenders and the Lenders’ respective affiliates.

Item 2.02         Results of Operations and Financial Condition.

On November 5, 2015, the Company issued a press release announcing its financial results for the quarter ended September 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this or such filing. The information in this report, including the exhibit hereto, shall be deemed to be “furnished” and therefore shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01         Financial Statements and Exhibits.

(d)          Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	First Amendment to Credit Agreement entered into as of October 30, 2015, among Internap Corporation, each of the Lenders party thereto and Jefferies Finance LLC, as Administrative Agent.

99.1	Press Release dated November 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP CORPORATION

Date: November 5, 2015	By:	/s/ Kevin M. Dotts
Kevin M. Dotts
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	First Amendment to Credit Agreement entered into as of October 30, 2015, among Internap Corporation, each of the Lenders party thereto and Jefferies Finance LLC, as Administrative Agent.

99.1	Press Release of the Company dated November 5, 2015.